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EXHIBIT 10.4

FIRST AMENDMENT TO AMENDED AND RESTATED RECEIVABLES FINANCING AGREEMENT

FIRST AMENDMENT, dated as of February 8, 2008 (this “Amendment”), to AMENDED AND RESTATED RECEIVABLES FINANCING AGREEMENT, dated as of October 18, 2007 (the “Agreement”; unless otherwise defined herein, terms defined in the Agreement are used herein as therein defined), by and among UPFC Funding Corp. (the “Borrower”), United Auto Business Operations, LLC, United Auto Credit Corporation, United PanAm Financial Corp., CenterOne Financial Services LLC, as Backup Servicer, the Agents from time to time parties thereto, the Lenders from time to time parties thereto (the “Lenders”), and Deutsche Bank Trust Company Americas, as Administrative/Collateral Agent and as Backup Custodian.

WITNESSETH:

WHEREAS, the parties wish to amend the Agreement as set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, the parties hereto agree as follows:

1. Amendments. (a) Section 1.1 of the Agreement is hereby amended by (i) adding the following definitions in the appropriate alphabetical order:

“Residual Pledge Agreement” means the Pledge Agreement dated as of February 8, 2008 between UACC, as Pledgor, and the Administrative/Collateral Agent, as the same may from time to time be amended, supplemented or otherwise modified.

“Residual Security Agreement” means the Security Agreement dated as of February 8, 2008 between UPFC Auto Receivables Corp. and UPFC Auto Financing Corporation, as Obligors, and the Administrative/Collateral Agent, as the same may from time to time be amended, supplemented or otherwise modified.

and (ii) deleting the definition of Transaction Documents and substituting, in lieu thereof, the following:

“Transaction Documents” means this Agreement, the Notes, the Fee Letter, the Sale and Servicing Agreement, the Intercreditor Agreement, each Interest Rate Cap, the Residual Security Agreement, the Residual Pledge Agreement and the other documents to be executed and delivered in connection with this Agreement.

(b) Article IX of the Agreement is hereby amended by adding the following at the end thereof:

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SECTION 9.8 Residual Collateral Account. If, on any Distribution Date prior to the occurrence of an Event of Default, the Amount Available is less than the aggregate amount required to be distributed pursuant to clauses (i) through (ix) of Section 9.5(a), the Administrative/Collateral Agent shall at the written direction of the Servicer withdraw the amount of such deficiency, up to the lesser of the Maximum Amount (as defined in the Residual Security Agreement) and the amount available in the “Collateral Account” (as defined in the Residual Security Agreement), from such Collateral Account and shall apply such amount directly (and solely) to any unpaid amounts described in clause (vii) or (ix) of Section 9.5 (a).

If, on the Distribution Date following the occurrence of an Event of Default, the Amount Available (after giving effect to any withdrawal of funds from the Reserve Account) is less than the aggregate amount required to be distributed pursuant to clauses (i), (ii), (iii), (iv), (v), (vi), (vii), (viii) and (ix) of Section 9.5(a), the Administrative/Collateral Agent shall withdraw the amount of such deficiency up to the lesser of the Maximum Amount and the amount available in the “Collateral Account” (as defined in the Residual Security Agreement), from the such Collateral Account and shall apply such amount directly (and solely) to any unpaid amounts described in clauses (i), (ii), (iii), (iv), (v), (vi), (viii) and (ix) of Section 9.5(a) in the order of priority and in the manner set forth in such clauses. After making the withdrawal required by this Section 9.8, such Collateral Account shall be closed and any remaining funds in such Collateral Account shall be paid to the “Obligors” under the Residual Security Agreement on such Distribution Date.

(b) Section 14.1 of the Agreement is hereby amended by adding the following at the end thereof:

or (u) Any “Obligor” under the Residual Security Agreement or UACC (in any capacity) shall fail to perform or observe any other term, covenant or agreement contained in the Residual Security Agreement or Residual Pledge Agreement on its part to be performed or observed and any such failure shall remain unremedied for 30 days after knowledge thereof or after written notice thereof shall have been given by the Administrative/Collateral Agent to the “Obligor” or UACC.

2. Waiver. The Borrower informed Deutsche Bank AG, New York Branch, as Agent, and the Lenders that (a) the Delinquency Ratio as of December 31, 2007 exceeds [ * ] (but does not exceed [ * ]), the Delinquency Ratio as of January 31, 2008 may exceed [ * ] (but not [ * ]) and the Delinquency Ratio as of February 29, 2008 may exceed [ * ] (but not [ * ]), (b) the Portfolio Loss Ratio as of December 31, 2007 exceeds [ * ] (but does not exceed [ * ]), the Portfolio Loss Ratio as of January 31, 2008 may exceed [ * ] (but not [ * ]) and the Portfolio Loss Ratio as of February 29, 2008 may exceed [ * ] (but not [ * ]) and (c) the Portfolio Delinquency Ratio as of December 31, 2007 exceeds [ * ] (but does not exceed [ * ]), the Portfolio Delinquency Ratio as of January 31, 2008 may exceed [ * ] (but not [ * ]) and the Portfolio Delinquency Ratio as of February 29, 2008 may exceed [ * ] (but not [ * ]). The Lenders and Agents hereby agree that, during the period from the date hereof through and including the Business Day prior to the Servicer Report Date occurring in April 2008, no Additional Reserve Account Percentage will exist if the ratios set forth in the preceding sentence are greater than the percentages set forth therein (but not in excess of the percentages set forth in parentheses in such sentence).

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3. Agreement in Full Force and Effect. Except as specifically amended and waived hereby, all of the terms and conditions of the Agreement shall remain in full force and effect.

4. Representations. Each of the Borrower, the Seller, the Servicer and the Guarantor severally represents and warrants that all acts, filings and conditions required to be done and performed and to have happened (including, without limitation, the obtaining of necessary governmental approvals) precedent to the entering into of this Amendment to constitute this Amendment and the Agreement as amended hereby the duly authorized, legal, valid and binding obligation of such party, enforceable in accordance with its terms, have been done, performed and have happened in due and strict compliance with all applicable laws.

5. Counterparts. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

7. Effectiveness. This Amendment shall become effective as of February 8, 2008, when:

(a) each of the parties hereto shall have executed a counterpart hereof and delivered the same to the Agent;

(b) each Rating Agency shall have confirmed that this Amendment will not result in the withdrawal or reduction of its rating of the Notes or the commercial paper of any Noncommitted Lender; and

(c) the Agent shall have received any other documents relating to this Amendment reasonably requested by the Agent.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

UPFC FUNDING CORP.

By:	/s/ Arash Khazei
Name: Arash Khazei
Title: CFO

UNITED AUTO CREDIT CORPORATION, individually and as Seller, Servicer and Custodian

By:	/s/ Mario Radrigan
Name: Mario Radrigan
Title: EVP

UNITED AUTO BUSINESS OPERATIONS, LLC, individually and as Seller

By:	/s/ Arash Khazei
Name: Arash Khazei
Title: CFO

UNITED PANAM FINANCIAL CORP. , individually and as Guarantor

By:	/s/ Ray Thousand
Name: Ray Thousand
Title: CEO

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DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative/Collateral Agent

By:	/s/ Irene Siegel
Name: Irene Siegel
Title: Vice President

By:	/s/ Louis Bodi
Name: Louis Bodi
Title: Vice President

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DEUTSCHE BANK TRUST COMPANY AMERICAS, as Backup Custodian

By:	/s/ Christopher Corcoran
Name: Christopher Corcoran
Title: Vice President

By:	/s/ Carlos Falcon
Name: Carlos Falcon
Title: Associate

CENTERONE FINANCIAL SERVICES LLC, as
Backup Servicer

By:	/s/ Edward J. Brown, Sr.
Name: Edward J. Brown Sr.
Title: Group Vice President

GEMINI LENDER GROUP

GEMINI SECURITIZATION CORP., LLC
As Noncommitted Lender

By:	/s/ R. Douglas Donaldson
Name: R. Douglas Donaldson
Title: Treasurer

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DEUTSCHE BANK AG, NEW YORK BRANCH,
as Agent and Committed Lender

By:	/s/ Eric Shea
Name: Eric Shea
Title: Managing Director

By:	/s/ Peter Kim
Name: Peter Kim
Title: Vice President